RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2019
Related Party [Abstract]
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS
In the normal course of operations, the partnership entered into the transactions below with related parties on exchange value. These transactions have been measured at fair value and are recognized in the financial statements.
(a)Transactions with the parent company
As at December 31, 2019, $nil (2018: $nil) was drawn on the credit facilities under the Brookfield Credit Agreements.
As described in Note 1(b)(iv), at the time of the spin-off, the partnership entered into a Deposit Agreement with Brookfield. From time to time, the partnership may place funds on deposit with Brookfield. The deposit balance is due on demand and earns a market rate interest. As at December 31, 2019, $4 million (2018: $244 million) was on deposit in relation to this agreement and was included in cash and cash equivalents. For the year ended December 31, 2019, the partnership earned interest income of $10 million (2018: $12 million, 2017: $6 million) on these deposits.
As described in Note 1(b)(iv), at the time of the spin-off, the partnership entered into a Master Services Agreement with its Service Providers, which are wholly-owned subsidiaries of Brookfield. For purposes of calculating the base management fee, the total capitalization of Brookfield Business Partners L.P. is equal to the quarterly volume-weighted average trading price of a unit on the principal stock exchange for the partnership units (based on trading volumes) multiplied by the number of units outstanding at the end of the quarter (assuming full conversion of the redemption-exchange units into units of Brookfield Business Partners L.P.), plus the value of securities of the other Service Recipients that are not held by the partnership, plus all outstanding third-party debt with recourse to a Service Recipient, less all cash held by such entities. The base management fee for the year ended December 31, 2019 was $59 million (2018: $56 million, 2017: $33 million).
In its capacity as the holder of the special limited partner (“Special LP”) units of Holding LP, Brookfield is entitled to incentive distribution rights. The total incentive distribution for the year ended December 31, 2019 was $nil (2018: $278 million, 2017: $142 million).
In addition, at the time of spin-off, the partnership entered into indemnity agreements with Brookfield that relate to certain projects in certain regions that were in place prior to the spin-off. Under these indemnity agreements, Brookfield has agreed to indemnify us for the receipt of payments relating to such projects.
(b)Other
The following table summarizes other transactions the partnership has entered into with related parties:

	Year ended December 31,
(US$ MILLIONS)	2019	2018	2017
Transactions during the period
Revenues (1)	$452	$435	$358
Interest income (2)	$15	$—	$—
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(1)	Within our business services segment, the partnership provides construction services to affiliates of Brookfield.

(2)	Interest income is related to a financial asset in our corporate segment.

(US$ MILLIONS)	December 31, 2019	December 31, 2018
Balances at end of period:
Financial assets	$174	$—
Accounts and other receivable, net	$36	$63
Accounts payable and other	$210	$63